UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024
Hibbett, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20969	20-8159608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2700 Milan Court Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	HIBB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01.	OTHER EVENTS.

As previously disclosed, on April 23, 2024, Hibbett, Inc., a Delaware corporation (the “Company” or “Hibbett”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Genesis Holdings, Inc., an Indiana corporation (“Parent”), Steps Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of certain provisions specified therein, JD Sports Fashion plc, a company incorporated under the laws of England and Wales and the ultimate parent company of Parent and Merger Sub (“JD Sports”). Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”) effective as of the effective time of the Merger (the “Effective Time”). As a result of the Merger, Merger Sub will cease to exist, and the Company will survive as a wholly owned subsidiary of Parent.

At 11:59 p.m. Eastern Time on June 7, 2024, the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. However, the closing of the Merger remains subject to the satisfaction or waiver of the other closing conditions set forth in the Merger Agreement, including, but not limited to, (i) the approval of the Merger Agreement by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock, (ii) the absence of any restraint or law preventing or prohibiting the consummation of the Merger, (iii) the accuracy of Parent’s, Merger Sub’s, and the Company’s representations and warranties (subject to certain materiality qualifiers), (iv) Parent’s, Merger Sub’s and the Company’s compliance in all material respects with their respective covenants and agreements required by the Merger Agreement to be performed or complied with before the Effective Time, and (v) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement) occurring since the date of the Merger Agreement. The consummation of the Merger is not subject to a financing condition. The Merger is expected to close in the third calendar quarter of 2024.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “aim,” “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “ongoing,” “outlook,” “should,” “seek,” “target,” “will,” “would,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, Hibbett. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Hibbett’s business and the price of Hibbett’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by Hibbett’s stockholders; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Hibbett to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on Hibbett’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts Hibbett’s current plans and operations; (vi) Hibbett’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from Hibbett’s ongoing business operations; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) potential litigation relating to the transaction that could be instituted against JD Sports, Hibbett or their affiliates’ respective directors, managers or officers, including the effects of any outcomes related thereto; (x) continued availability of capital and financing and rating agency actions; (xi) certain restrictions during the pendency of the transaction that may impact Hibbett’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war, hostilities, epidemics or pandemics, as well as management’s response to any of the aforementioned factors; (xiii) other risks described in Hibbett’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of Hibbett’s Annual Report on Form 10-K filed with the SEC on March 25, 2024, as amended by Amendment No. 1 thereto on Form 10-K/A filed with the SEC on May 29, 2024, and subsequent filings; and (xiv) those risks and uncertainties that are described in the preliminary proxy statement on Schedule 14A filed with the SEC on May 30, 2024, or that will be described in the definitive proxy statement that will be filed with the SEC (if and when it becomes available). While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the definitive proxy statement that will be filed with the SEC will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the transaction and/or Hibbett’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. Hibbett undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Hibbett filed a preliminary proxy statement on Schedule 14A with the SEC on May 30, 2024. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of Hibbett. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on Hibbett’s website, https://investors.hibbett.com.

Participants in the Solicitation

Hibbett and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Hibbett’s stockholders in connection with the transaction. Information about Hibbett’s directors and executive officers is available in Hibbett’s Annual Report on Form 10-K filed with the SEC on March 25, 2024, as amended by Amendment No. 1 thereto on Form 10-K/A filed with the SEC on May 29, 2024.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction and their respective direct and indirect interests in the transaction, by security holdings or otherwise, are included in the preliminary proxy statement filed with the SEC on May 30, 2024 and will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the transaction (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT, INC.

By:	/s/ Robert Volke
Robert Volke
Senior Vice President and Chief Financial Officer
Date: June 10, 2024